CONESTOGA FUNDS

CONESTOGA MID CAP Fund

Supplement dated November 24, 2025

to the Prospectus dated January 31, 2025

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On November 19, 2025, the Board of Trustees (the “Board”) of Conestoga Funds determined to close and liquidate the Conestoga Mid Cap Fund (the “Fund”), effective on or about January 31, 2026. This decision was made after careful consideration from the Fund’s investment adviser, Conestoga Capital Advisors, LLC, of the Fund’s asset size, strategic importance, current expenses and historical performance. In connection with the pending liquidation, the Fund will discontinue accepting orders for the purchase of Fund shares after the close of business on November 24, 2025.

On or around the close of business on January 31, 2026, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

BECAUSE THE FUND WILL BE CLOSED AND LIQUIDATED ON OR ABOUT JANUARY 31, 2026, WE RECOMMEND THAT YOU CONSIDER SELLING YOUR SHARES PRIOR TO THAT DATE. You may sell shares on any business day by contacting us directly by mail or by telephone at 1-800-494-2755. If you invest through a financial institution, you should contact the financial institution for more information on how to sell your shares. If you still hold shares of the Fund on or about January 31, 2026, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact Conestoga Funds at 1-800-494-2755 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.